Improving Every Life We Touch by Providing Exceptional Healthcare and Exceeding Expectations Investor Supplement For the period ended September 30, 2019

Forward Looking Statements This supplement provides information deemed by management to be relevant to an assessment and understanding of our consolidated results of operations and financial condition. This supplement should be read in conjunction with our interim consolidated financial statements in our quarterly report on Form 10-Q. Certain statements made by or on behalf of us, including those contained in this “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere in our quarterly report on Form 10-Q, are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those contemplated by the forward-looking statements made herein. Forward-looking statements are predictive in nature and are frequently identified by the use of terms such as "may," "will," "should," "expect," "believe," "estimate," "intend," and similar words indicating possible future expectations, events or actions. In addition to any assumptions and other factors referred to specifically in connection with such statements, other factors, many of which are beyond our ability to control or predict, could cause our actual results to differ materially from the results expressed or implied in any forward-looking statements including, but not limited to: our ability to successfully integrate the operations of new nursing centers, as well as successfully operate all of our centers, our ability to increase census at our centers and occupancy rates at our centers, changes in governmental reimbursement, including the new Patient-Driven Payment Model to be implemented in October of 2019, government regulation, and other health care reform initiatives, any increases in the cost of borrowing under our credit agreements, our ability to comply with covenants contained in those credit agreements, our ability to comply with the terms of our master lease agreements, our ability to renew or extend our leases at or prior to the end of the existing lease terms, the outcome of professional liability lawsuits and claims, our ability to control ultimate professional liability costs, the accuracy of our estimate of our anticipated professional liability expense, the impact of future licensing surveys, the outcome of proceedings alleging violations of state or Federal False Claims Acts, laws and regulations governing quality of care or other laws and regulations applicable to our business including HIPAA and laws governing reimbursement from government payors, the costs of investing in our business initiatives and development, our ability to control costs, our ability to attract and retain qualified healthcare professionals, changes to our valuation of deferred tax assets, changing economic and competitive conditions, changes in anticipated revenue and cost growth, changes in the anticipated results of operations, the effect of changes in accounting policies as well as others. Investors also should refer to the risks identified in “Management's Discussion and Analysis of Financial Condition and Results of Operations” as well as risks identified in “Part I. Item 1A. Risk Factors” in our annual report on Form 10-K for the year ended December 31, 2018, for a discussion of various risk factors of the Company and that are inherent in the health care industry. Given these risks and uncertainties, we can give no assurances that these forward-looking statements will, in fact, transpire and, therefore, caution investors not to place undue reliance on them. These assumptions may not materialize to the extent assumed, and risks and uncertainties may cause actual results to be different from anticipated results. These risks and uncertainties also may result in changes to the Company’s business plans and prospects. Such cautionary statements identify important factors that could cause our actual results to materially differ from those projected in forward-looking statements. In addition, we disclaim any intent or obligation to update these forward-looking statements. 2

As management, we evaluate Adjusted EBITDA exclusive of lease expense, or Adjusted EBITDAR, as a financial valuation metric. Adjusted EBITDAR is presented for all periods herein in order to better demonstrate continuing operations for prior periods following our exit from Kentucky during the third quarter 2019. 3

4

Non-GAAP Reconciliation We have included certain financial performance and valuation measures herein, including EBITDA, Adjusted EBITDA, Adjusted EBITDAR, and Adjusted Net income (loss), which are “non-GAAP financial measures” using accounting principles generally accepted in the United States (GAAP) and using adjustments to GAAP (non-GAAP). These non-GAAP measures are not measurements under GAAP. These measurements should be considered in addition to, but not as a substitute for, the information contained in our financial statements prepared in accordance with GAAP. We define EBITDA as net income (loss) adjusted for loss (income) from discontinued operations, interest expense, debt retirement costs, income tax and depreciation and amortization. We define Adjusted EBITDA as EBITDA adjusted for litigation contingency expense and severance expense. We define Adjusted EBITDAR as Adjusted EBITDA adjusted for rent expense. We define Adjusted Net income (loss) as Net income (loss) adjusted for debt retirement costs, litigation contingency expense, severance expense and income (loss) from discontinued operations. Our measurements of EBITDA, Adjusted EBITDA, Adjusted EBITDAR, and Adjusted Net income (loss) may not be comparable to similarly titled measures of other companies. We have included information concerning EBITDA, Adjusted EBITDA, and Adjusted Net income (loss) herein because we believe that such information is used by certain investors as measures of the Company’s historical performance. Management believes that Adjusted EBITDA, and Adjusted Net income (loss) are important financial performance measurements because they eliminate certain nonrecurring start-up losses and separation costs. Our presentation of EBITDA, Adjusted EBITDA, and Adjusted Net income (loss) should not be construed as an inference that our future results will be unaffected by unusual or nonrecurring items. We have included Adjusted EBITDAR herein because we believe that such information is used by certain investors as measures of the Company’s valuation. We believe that Adjusted EBITDAR is an important financial valuation measure that is commonly used by our management, research analysts, investors, lenders and financial institutions, to compare the enterprise value of different companies in the healthcare industry, without regard to differences in capital structures and leasing arrangements. Adjusted EBITDAR is a financial valuation measure and is not displayed as a performance measure as it excludes rent expense, which is a normal and recurring operating expense. As such, our presentation of Adjusted EBITDAR, should not be construed as a financial performance measure. 5